UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

November 4, 2010
Date of Report (Date of earliest event reported)

Dionex Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-11250	94-2647429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1228 Titan Way
Sunnyvale, CA, 94088
(Address of principal executive offices, Zip Code)

(408) 737-0700
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition.

Item 9.01 Financial Statements and Exhibits.

SIGNATURE
EXHIBIT 99.1

Item 2.02. Results of Operations and Financial Condition.

On November 4, 2010, Dionex issued a press release announcing the financial results for the quarter ended September 30, 2010. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 4, 2010 reporting Dionex Corporation’s results for the quarter ended September 30, 2010.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dionex Corporation
Dated: November 4, 2010	By:	/s/ CRAIG A. MCCOLLAM Craig A. McCollam Executive Vice President, and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Dionex Corporation dated November 4, 2010.